FIRST AMENDMENT AND MODIFICATION AGREEMENT
                     TO AMENDED AND RESTATED LOAN AGREEMENT


         This First Amendment and Modification Agreement to Amended and Restated Loan Agreement (the "Agreement") is executed as of the 1st day of May, 1999 in Tulsa, Oklahoma, by and between HOME-STAKE OIL & GAS COMPANY an Oklahoma corporation (formerly known as The Home-Stake Oil & Gas Company) ("Borrower") and NATIONSBANK, N.A., a national banking association (the "Bank").

                                 R E C I T A L S

     A. Borrower has had and currently has a financing arrangement with the Lender as currently set forth and provided under that certain Amended and Restated Loan Agreement dated as of March 31, 1998 made, executed and entered into between Borrower and Lender (the "Loan Agreement").

     B. Borrower's indebtedness to the Lender as provided under the Loan Agreement is currently evidenced by the following promissory notes, each of which represents a renewal and extension of a prior note:

          (1) that certain Promissory Note (the "Term Note") dated March 31, 1998 in the original principal amount of $6,600,000, the principal balance of which is $4,950,000.00 as of the date hereof, interest having been paid to date; and

          (2) that certain Promissory Note (the "Revolving Note") dated March 31, 1998 in the original principal amount of $5,000,000.00, the principal balance of which is $825,000.00 as of the date hereof, interest having been paid to date.

     C. Repayment of the Notes, together with all other obligations of Borrower to the Bank, is secured by a first priority security interest in and to Borrower's Collateral as defined in the Loan Agreement and Security Agreement.

     D. Borrower has requested that the Bank extended the maturity of the Revolving Loan and the Term Note and the Bank is willing to do so subject to the terms and conditions set forth herein, and in connection therewith, the parties desire to amend and modify the Loan Agreement and other Loan Documents as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals, the conditions, covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereby mutually agree as follows:

1. Line of Credit Commitment. The last sentence of Paragraph 2.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

     This commitment shall expire, unless earlier terminated at 2:00 p.m. Tulsa, Oklahoma, time on May 1, 2000, unless the Lender and Borrower agree to an extension hereof; provided however, that nothing herein shall constitute an agreement on the part of the Lender to grant an extension hereof.

2. Renewal Note. Concurrently with the execution of this Agreement, Borrower shall execute and deliver to the Bank that certain Promissory Note (the "Renewal Revolving Note") of an even date herewith in the face amount of $5,000,000.00 in the form as shown in Exhibit "A" attached hereto and made a part hereof, thereby evidencing Borrower's obligation to repay advances under the Revolving Loan and thereby amending and modifying, but not extinguishing the indebtedness of, the Revolving Note. All references in the Loan Agreement and the Loan Documents to the term "Revolving Note" shall be amended throughout to be deemed to refer to the Renewal Revolving Note and all references in the Loan Agreement and the Loan Documents to the term "Revolving Loan" shall be deemed amended throughout to refer to the loan evidenced by the Renewal Revolving Note.

3. Renewal Term Note. Concurrently with the execution of this Agreement, Borrower shall execute and deliver to the Bank that certain Promissory Note (the "Renewal Term Note") of an even date herewith in the face amount of $4,950,000.00 in the form as shown in Exhibit "B" attached hereto and made a part hereof, thereby evidencing Borrower's obligation to repay advances under the Term Loan and thereby amending and modifying, but not extinguishing the indebtedness of, the Term Note. All references in the Loan Agreement and the Loan Documents to the term "Term Note" shall be amended throughout to be deemed to refer to the Renewal Term Note and all references in the Loan Agreement and the Loan Documents to the term "Term Loan" shall be deemed amended throughout to refer to the loan evidenced by the Renewal Term Note. Further all references in the Loan Agreement and the other Loan Documents to the term "Notes" shall be amended throughout to refer collectively to the "Renewal Term Note and the Renewal Revolving Note and all references to the term "Loans"shall mean collectively the loans evidenced by the Renewal Term Note and the Renewal Revolving Note.

4. Ratification of Security Interests/Additional Collateral. Borrower hereby ratifies, confirms and reaffirms all security interests, liens and other encumbrances created under the Loan Agreement, the Mortgage and all other Loan Documents as security for repayment of Borrower's Indebtedness (as that term is defined in the Loan Agreement) and all other unreleased security agreements, mortgages and deeds of trust in favor of the Bank, all of which shall continue in full force and effect and with the same priority as security for repayment and satisfaction of the Indebtedness, and all extensions, modifications and renewals thereof, including but not limited to the Renewal Revolving Note and Renewal Term Note. Further, as a condition precedent to the execution hereof by the Lender, Borrower shall make, execute and deliver to the Lender such Amendments to Mortgages or Deeds of Trust in form and substance acceptable to the Lender whereby the Security Instruments shall be amended throughout consistent herewith.

5. Net Worth. Paragraph 5.17 of the Loan Agreement is hereby amended to read as follows:

          5.17 Net Worth. The Borrower shall not permit its Nets Worth to be less than $15,000,000.00 at any time prior to the payment of the Indebtedness in full.

6. Year 2000. The Borrower has (i) initiated a review and assessment of all areas within its business and operations (including those affected by major suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower (or its major suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Borrower reasonably believes that all computer applications (including those of its major suppliers and vendors) that are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have material adverse effect. The Borrower will promptly notify the Lender in the event the Borrower discovers or determines that any computer application (including those of its major suppliers and vendors) that is material to its business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect.

7. Modification, Ratification, Representations and Warranties. The terms and provisions of the Loan Agreement and all other Loan Documents executed in connection therewith shall be deemed amended, modified, and changed through so as to reflect consistently the matters provided herein. As extended, amended, modified, renewed or changed consistent herewith, the terms and provisions of the Loan Agreement and all other Loan Documents shall remain in full force and effect and the Borrower hereby ratifies, reaffirms and reasserts as of the date hereof all covenants, representations, warranties, agreements and statements contained therein. Further, and in addition to the representations, warranties and covenants hereby ratified and reaffirmed, Borrower certifies, covenants, represents, and warrants to and with the Bank as follows:

         a. Borrower is validly organized and existing and in good standing under and by virtue of the laws of the State of Oklahoma and Borrower is duly qualified to do business and is in good standing in every state and jurisdiction in which it does or will do business.

         b. The execution and delivery of this Agreement and all other documents to be executed and delivered by Borrower to the Bank pursuant hereto, and the due observance and performance by Borrower of its terms, provisions and covenants are within Borrower's powers, have been duly authorized, will not contravene or violate any law or term or provision of Borrower's Articles of Incorporation or By-laws or any corporate resolution of its shareholders or directors and will not contravene, violate or constitute a default under any contract, indenture, agreement or undertaking to which Borrower is a party or by the terms of which Borrower or any of its property or assets is bound.

         c. The Certificate of Officers dated as of March 1, 1998 made, executed and delivered by Borrower to the Bank continues to be in full force and effect and none of the resolutions attached thereto have been amended, modified or repealed in any respect and all such resolutions are in full force and effect as of the date hereof and the Articles of Incorporation and Bylaws of the Borrower, copies of which were attached to such Certificate, have not been modified, amended or changed as of the date hereof, and are in full force and effect in all respects as of the date hereof.

         d. Borrower's financial statements dated as of December 31, 1998 copies of which have been furnished to the Bank, have been prepared in conformity with GAAP, show all material liabilities, direct and contingent, and fairly present the financial condition of the Borrower as of such date and the results of their operations for the period then ended, and since such date there has been no material adverse change in the business, financial condition or operations of the Borrower.

         e. The Borrower has full power, authority and legal right to own and operate the properties which it now owns and operates and to carry on the lines of business in which it is now engaged, and the Borrower has good title to the Collateral free of all Title Defects, subject to no Lien of any kind except Liens in favor of the Lender or otherwise permitted by this Agreement. The Borrower has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Agreement and the other Loan Documents.

         f. With respect to the Mortgaged Property, Borrower is entitled to not less than that portion of the net revenue interest as is set forth opposite the name of such property on Exhibit "C" attached hereto and made a part hereof and payments are being received from purchasers of production with respect to said interests and no such payments are subject to any suspension.

8. Obligations Unaffected. Except as otherwise specified herein, the terms and conditions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Borrower to the Bank pursuant to and as evidenced by the Loan Documents. As a material inducement to the Bank to execute and deliver this Agreement, Borrower hereby acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the obligations created or evidenced by the Loan Documents, including but not limited to the Renewal Revolving Note or Renewal Term Note. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the other Loan Documents, the terms and conditions of this Agreement shall control.

9. "Loan Documents" and "Loan Agreement". The term "Loan Documents" as used in the Loan Agreement shall be interpreted to include this Agreement, the Renewal Revolving Note, the Renewal Term Note and all of the other documents heretofore or hereafter creating, evidencing, securing and/or relating to the Indebtedness of the Borrower to the Bank as contemplated or referenced herein.

The term "Loan Agreement" as may be used in any of the Loan Documents shall be interpreted to mean the Loan Agreement, together with and as modified by this Agreement. The term "Indebtedness" as used in the Loan Agreement or any other Loan Documents shall be interpreted to include the Renewal Revolving Note and the Renewal Term Note in addition to all other obligations described therein.

10. Bank's legal Fees, Costs and Expenses. In consideration of and as a condition precedent to the Bank's agreement to the execution, amendments and modifications described herein, Borrower agrees to and shall pay promptly all fees, including but not limited to the Bank's attorneys' fees, expenses and charges with respect to and in connection with this Agreement and all other documents contemplated hereby, including but not limited to, recording and filing fees, and fees and expenses of counsel employed by the Bank in connection with the documentation and closing of the transactions, amendments and modifications contemplated hereby, and the Borrower hereby agrees to pay promptly all hereafter incurred fees, including but not limited to attorneys' fees, expenses and charges of the Bank which are incidental to the enforcement, defense, amendment, modification, extension, renewal or change of the Loan Agreement, this Agreement or any other Loan Documents.

11. Separability. If any provision of this Agreement and the other Loan Documents is held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the other provisions hereof, and this Agreement and the other Loan Documents shall be construed and enforced as if such provision had not been included herein.

12. Binding Effect. Except as otherwise expressly provided herein, this Agreement will remain in effect until all of Borrower's obligations to Bank under this Agreement have been fully discharged. This Agreement shall be binding upon Borrower, its successors and assigns, as applicable, and shall inure to the benefit of the Bank, its successors and assigns.

13. Headings. The headings used herein are for convenience and administrative purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

14. Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of Oklahoma.

15. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ANY OTHER LOAN DOCUMENTS OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S.") AND THE

"SPECIAL RULES" SET FORTH BELOW, IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATIONS OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTIES COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year first above written.

                HOME-STAKE OIL & GAS COMPANY
                an Oklahoma corporation,


                By:      /s/ Chris K. Corcoran
                         Chris K. Corcoran, Executive Vice President
                         -----------------------------------------------------
                                                                    "Borrower"


                NATIONSBANK, N.A., a national banking association


                By:      /s/ Robert O. Laird
                          Robert O. Laird, Vice President
                         -----------------------------------------------------
                                                                        "Bank"

                                INDEX OF EXHIBITS

Exhibit A   -    $5,000,000.00 Promissory Note - Renewal Revolving Note

Exhibit B   -    $4,950,000.00 Promissory Note - Renewal Term Note

Exhibit C   -    Net Revenue Interest *

-------------------------------------

* Omitted. Registrant agrees to furnish supplementally a copy of any such omitted Exhibits to the Securities and Exchange Commission upon its request.

                                   EXHIBIT "A"

                                 PROMISSORY NOTE
                            (RENEWAL REVOLVING NOTE)

$5,000,000.00                                                        May 1, 1999

1. FOR VALUE RECEIVED the undersigned, HOME-STAKE OIL & GAS COMPANY, an Oklahoma corporation, promises to pay to the order of NATIONSBANK, N.A. an Oklahoma corporation ("Payee") the principal amount of this Note or such amount thereof as shall be advanced and outstanding, together with interest on the unpaid balance of such amount at the rate hereinafter set forth. This Note is issued pursuant to that certain Amended and Restated Loan Agreement (the "Original Agreement") dated as of March 31, 1998 as amended by that certain First Amendment and Modification Agreement (the "First Amendment") of even date herewith, by and between Payee, as Lender, and Maker as Borrower, and is subject to the provisions therein set forth. The Original Agreement as amended by the First Amendment thereto and as the same may be further amended and modified is hereinafter referred to as the "Agreement". The obligations represented by this Note are secured by the Loan Documents described in the Agreement.

2. Principal Amount. FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00).

3. Payments. All accrued interest on the unpaid balance of this Note is due and payable on the first day of each calendar month, commencing June 1, 1999 and continuing on the first day of each month thereafter until May 1, 2000, at which time all principal and accrued and unpaid interest shall be due and payable to Payee in full. Interest on this Note shall accrue from the date of the first advance under this Note and any payment shall be applied first to the payment of interest then due and second to the reduction of unpaid principal.

4. Interest Rate. Interest shall accrue on the outstanding principal balance at the "Prime Rate" minus one percent (1.00%) per annum. The term "Prime Rate" means that rate of interest computed as an average of corporate loan rates quoted by a certain number of the nation's largest banks, as announced from time to time in the Wall Street Journal, Southwest Edition as the "prime rate". The Prime Rate shall be adjusted daily as announced, calculated on the basis of a year of 360 days and a month of 30 days. Changes in the rate charged on this Note are effective, without notice, on the same day as the effective change in the Prime Rate as established from time to time. In any case where a payment of principal and/or interest on this Note, or any part thereof, is due on a day on which the Bank is not open for normal banking business, the undersigned shall be entitled to delay such payments until the next succeeding business day, but interest shall continue to accrue until the payment is in fact made.

5. Interest Rate After Maturity. Matured and unpaid principal, whether by acceleration or otherwise, shall bear interest at the Prime Rate plus five percent (5%).

6. Prepayment Penalties. This Note may be prepaid, in whole or in part, at any time, without premium or penalty.

7. Default. If the principal or any installment of interest due upon this Note is not paid as and when the same becomes due and payable (whether by demand, extension, acceleration or otherwise), or any party now or hereafter liable (directly or indirectly) for payment of this Note makes an assignment for benefit of creditors, has an order for relief entered under the United States Bankruptcy Code, as amended, seeks the benefits of any other bankruptcy, insolvency or reorganization law, or becomes insolvent, or any receiver, trustee or like officer is appointed to take custody, possession or control of any property of any such party, or upon the occurrence of any event of default under the Agreement or any other Loan Documents, the holder hereof may, without notice and without presentment or demand for payment, declare all of the unpaid balance hereof to be immediately due and payable. Such right of acceleration is cumulative and in addition to any other right or rights of acceleration under the Agreement and any other writing now or hereafter evidencing or securing payment of any of the indebtedness evidenced hereby.

8. Costs and Attorneys' Fees. If this Note is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through Probate, Bankruptcy or other judicial proceeding, or Payee is required to defend the priority of the security, then the undersigned shall pay all of Payee's reasonable costs and expenses including but not limited to a reasonable amount as attorneys' fees.

9. Waivers. Maker and any party which may be or become liable for the payment of any sums of money payable on this Note (including any surety, endorser or guarantor) severally waive presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate, and agree that their liability on this note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences or by any release or change in any security for the payment of this note, regardless of the number of such renewals, extensions, indulgences, releases or changes.

10. Right of Offset. Any indebtedness due from holder hereof to the undersigned or any party hereto including, but without limitation, any deposits or credit balances due from holder, is pledged to secure payment of this Note and any other obligation to holder of the undersigned or any party hereto, and may at any time while the whole or any part of such obligation remains unpaid, either before or after maturity hereof, be appropriated, held or applied toward the payment of this Note or any other obligation to holder of the undersigned or any party hereto.

11. Renewal. This Note is an amendment, modification, extension and renewal (but not an extinguishment of) that certain Promissory Note dated as of March 31, 1998 in the face amount of $5,000,000.00 made by the undersigned in favor of Maker.

12. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ANY OTHER LOAN DOCUMENTS OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW, IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATIONS OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTIES COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

13. Governing Law. This Note has been executed and delivered in Tulsa County, Oklahoma and shall be governed by and construed according to the laws of the State of Oklahoma.

                          HOME-STAKE OIL & GAS COMPANY,
                             an Oklahoma corporation


                           By:
                              ----------------------------------------------
                               Chris K. Corcoran, Executive Vice President

                                   EXHIBIT "B"

                                 PROMISSORY NOTE
                               (RENEWAL TERM NOTE)

$4,950,000.00                                                        May 1, 1999

1. FOR VALUE RECEIVED the undersigned, HOME-STAKE OIL & GAS COMPANY, an Oklahoma corporation, promises to pay to the order of NATIONSBANK, N.A., an Oklahoma corporation ("Payee") the principal amount of this Note or such amount thereof as shall be advanced and outstanding, together with interest on the unpaid balance of such amount at the rate hereinafter set forth. This Note is issued pursuant to that certain Amended and Restated Loan Agreement (the "Original Agreement") dated as of March 31, 1998 as amended by that certain First Amendment and Modification Agreement (the "First Amendment") of even date herewith, by and between Payee, as Lender, and Maker as Borrower, and is subject to the provisions therein set forth. The Original Agreement as amended by the First Amendment thereto and as the same may be further amended and modified is hereinafter referred to as the "Agreement". The obligations represented by this Note are secured by the Loan Documents described in the Agreement.

2. Principal Amount. FOUR MILLION NINE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($5,060,000.00).

3. Payments. Principal hall be due and payable in monthly installments each in the amount of One Hundred Ten Thousand and no/100 Dollars ($110,000.00) plus a payment of all unpaid interest accrued hereunder, said principal and interest to be due and payable monthly, commencing June 1, 1999 and continuing on the first
(1st) day of each month thereafter until May 1, 2001 at which time all principal and accrued and unpaid interest shall be due and payable to Payee in full. Interest on this Note shall accrue from the date of the first advance under this Note and any payment shall be applied first to the payment of interest then due and second to the reduction of unpaid principal.

4. Interest Rate. Interest shall accrue on the outstanding principal balance at the "Prime Rate" minus one-half percent (.50%) per annum. The term "Prime Rate" means that rate of interest computed as an average of corporate loan rates quoted by a certain number of the nation's largest banks, as announced from time to time in the Wall Street Journal, Southwest Edition as the "prime rate". The Prime Rate shall be adjusted daily as announced, calculated on the basis of a year of 360 days and a month of 30 days. Changes in the rate charged on this Note are effective, without notice, on the same day as the effective change in the Prime Rate as established from time to time. In any case where a payment of principal and/or interest on this Note, or any part thereof, is due on a day on which the Bank is not open for normal banking business, the undersigned shall be entitled to delay such payments until the next succeeding business day, but interest shall continue to accrue until the payment is in fact made.

5. Interest Rate After Maturity. Matured and unpaid principal, whether by acceleration or otherwise, shall bear interest at the Prime Rate plus five percent (5%) per annum.

6. Prepayment Penalties. This Note may be prepaid, in whole or in part, at any time, without premium or penalty.

7. Default. If the principal or any installment of interest due upon this Note is not paid as and when the same becomes due and payable (whether by demand, extension, acceleration or otherwise), or any party now or hereafter liable

(directly or indirectly) for payment of this Note makes an assignment for benefit of creditors, has an order for relief entered under the United States Bankruptcy Code, as amended, seeks the benefits of any other bankruptcy, insolvency or reorganization law, or becomes insolvent, or any receiver, trustee or like officer is appointed to take custody, possession or control of any property of any such party, or upon the occurrence of any event of default under the Agreement or any other Loan Documents, the holder hereof may, after the expiration of any grace or notice period as provided in the Loan Agreement, without further notice and without presentment or demand for payment, declare all of the unpaid balance hereof to be immediately due and payable. Such right of acceleration is cumulative and in addition to any other right or rights of acceleration under the Agreement and any other writing now or hereafter evidencing or securing payment of any of the indebtedness evidenced hereby.

8. Costs and Attorneys' Fees. If this Note is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through Probate, Bankruptcy or other judicial proceeding, or Payee is required to defend the priority of the security, then the undersigned shall pay all of Payee's reasonable costs and expenses including but not limited to a reasonable amount as attorneys' fees.

9. Waivers. Maker and any party which may be or become liable for the payment of any sums of money payable on this Note (including any surety, endorser or guarantor) severally waive presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate, and agree that their liability on this note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences or by any release or change in any security for the payment of this note, regardless of the number of such renewals, extensions, indulgences, releases or changes.

10. Right of Offset. Any indebtedness due from holder hereof to the undersigned or any party hereto including, but without limitation, any deposits or credit balances due from holder, is pledged to secure payment of this Note and any other obligation to holder of the undersigned or any party hereto, and may at any time while the whole or any part of such obligation remains unpaid, either before or after maturity hereof, be appropriated, held or applied toward the payment of this Note or any other obligation to holder of the undersigned or any party hereto.

11. Renewal. This Note is an amendment, modification, extension and renewal (but not an extinguishment of) that certain Promissory Note in the face amount of $6,600,000.00 dated as of March 31, 1998 made by the undersigned in favor of Maker.

12. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ANY OTHER LOAN DOCUMENTS OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW, IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT

MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATIONS OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTIES COLLATERAL, OR (C) OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

13. Governing Law. This Note has been executed and delivered in Tulsa County, Oklahoma and shall be governed by and construed according to the laws of the State of Oklahoma.

                          HOME-STAKE OIL & GAS COMPANY,
                             an Oklahoma corporation


                      By:
                         ---------------------------------------------------
                          Chris K. Corcoran, Executive Vice President